Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2003

CBL & Associates Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12494	62-1545718
(State or other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
incorporation)

CBL Center, 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (423) 855-0001

Item 5. Other Events.

On June 10, 2003, CBL & Associates Properties, Inc. (the “Company”) filed its Registration Statement on Form S-3, as amended (Registration No. 333-104882), pursuant to which the Company may from time to time offer (i) one or more series of its preferred stock, (ii) shares of its common stock (iii) depositary share with respect to the common stock and preferred stock and (iii) warrants to purchase its common stock with an aggregate public offering price of up to $500 million.

On August 7, 2003, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s Prospectus Supplement, dated August 6, 2003, and the accompanying Prospectus, dated June 10, 2003, relating to the public offering of up to an aggregate of 4,830,000 depositary shares (the “Depositary Shares”) each representing 1/10th of a share of the Company’s 7.75% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share (liquidation preference of $25.00 per Depositary Share).

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated August 6, 2003, among the Company, CBL & Associates Limited Partnership, Bear, Stearns & Co. Inc., Wachovia Securities, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., RBC Capital Markets, J.J.B. Hilliard, W.L. Lyons, Inc. Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC.

1.2	Pricing Agreement, dated August 6, 2003, among the Company, CBL & Associates Limited Partnership, Bear, Stearns & Co. Inc., Wachovia Securities, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., RBC Capital Markets, J.J.B. Hilliard, W.L. Lyons, Inc. Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC.

3.1	Certificate of Designations of the Company’s 7.75% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to the Company’s Registration Statement on Form 8-A, filed on August 21, 2003).

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

By:	/s/ John N. Foy
John N. Foy
Vice Chairman, Chief Financial Officer and Treasurer

Dated: August 26, 2003

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 6, 2003, among the Company, CBL & Associates Limited Partnership, Bear, Stearns & Co. Inc., Wachovia Securities, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., RBC Capital Markets, J.J.B. Hilliard, W.L. Lyons, Inc. Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC.

1.2	Pricing Agreement, dated August 6, 2003, among the Company, CBL & Associates Limited Partnership, Bear, Stearns & Co. Inc., Wachovia Securities, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., RBC Capital Markets, J.J.B. Hilliard, W.L. Lyons, Inc. Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC.

3.1	Certificate of Designations of the Company’s 7.75% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to the Company’s Registration Statement on Form 8-A, filed on August 21, 2003).

99.1	Press Release.